Exhibit 10-2


January 15, 2009

CalAmp Corp.
1401 N. Rice Ave.
Oxnard, California  93030
Attention: Chief Financial Officer

Re: WAIVER LETTER

Ladies and Gentlemen:

      Reference is hereby made to that certain Credit Agreement dated as of May 26, 2006, as amended, by and among CalAmp Corp. (the "Borrower"), certain subsidiaries of the Borrower, as Guarantors, the financial institutions party thereto as Lenders, and Bank of Montreal, as Administrative Agent (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower has disclosed to the Lenders that it was in default of
Section 8.21(e) (Minimum Sales of the Wireless Datacom Division) of the Credit Agreement as of December 27, 2008 (the "Existing Default"). The Borrower hereby requests that the Required Lenders waive the Existing Default, and, subject to the satisfaction of the conditions precedent set forth below, the Required Lenders hereby waive the Existing Default. The waivers set forth herein shall not extend to any matters or time periods other than as set forth above.

      Except as specifically waived hereby, all of the terms and conditions of the Credit Agreement stand and remain in full force and effect. This waiver letter shall be effective upon (i)the execution and delivery hereof by the Required Lenders and the Borrower and (ii)the satisfaction of all of the conditions precedent to that certain Sixth Amendment to Credit Agreement among the Borrower, the Administrative Agent and the Lenders. This waiver letter may be executed in any number of counterparts, and by different parties on separate counterpart signature pages, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a "PDF" file) shall be effective as delivery of a manually executed counterpart hereof. This waiver letter shall be governed by, and construed in accordance with, the laws of the State of New York.

This waiver letter is entered into between us as of the date and year first above written.

                                            BANK OF MONTREAL

                                            By /s/ Geoffrey R. McConnell
                                              -------------------
                                              Name Geoffrey R. McConnell
                                              Title Managing Director

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By /s/ Carrie Lee
                                              -------------------
                                              Name Carrie Lee
                                              Title Vice President


                                            BANK OF THE WEST
                                            By
                                              -------------------
                                              Name
                                              Title

      This waiver letter is acknowledged and agreed to as of the date and year first above written.

                                            CALAMP CORP.

                                            By /s/ Richard Vitelle
                                              -------------------
                                              Name Richard Vitelle
                                              Title VP Finance & CFO